The information contained in the attached Computational Materials, Structural Term Sheet , or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information.

The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connect ion with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current . A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR4
All records

1. Summary Statistics

As-of / Cut-off Date: 2005-09-01
Number of Mortgage Loans: 6,074
Aggregate Principal Balance ($): 1,098,257,690
Weighted Average Current Mortgage Rate (%): 7.215
Non-Zero Weighted Average Margin (%): 6.911
Non-Zero Weighted Average Maximum Rate (%): 13.999
Non-Zero Weighted Average Months to Roll: 20
Weighted Average Stated Original Term (months): 358
Weighted Average Stated Remaining Term (months): 353
Weighted Average Combined Original LTV (%): 82.51
% First Liens: 91.79
% Owner Occupied: 93.11
% Purchase: 49.68
% Full Documentation: 62.43
Non-Zero Weighted Average FICO Score: 627

Top

2. Product Types

			% of Mortgage	Weighted	Weighted		Weighted
			Loan Pool by	Average	Average	Weighted	Average
	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Original LTV
Product	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	for First
Types	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV	Lien w SS
Fixed - 5 Year	27	243,400	0.02	11.863	54	94.24	0.00
Fixed - 10 Year	181	1,928,329	0.18	11.143	114	94.07	0.00
Fixed - 15 Year	138	4,339,167	0.40	9.160	174	84.01	0.00
Fixed - 20 Year	204	7,579,972	0.69	9.296	235	88.92	52.50
Fixed - 25 Year	1	114,133	0.01	6.990	294	35.28	0.00
Fixed - 30 Year	1,731	182,236,432	16.59	8.102	355	86.67	79.87
ARM - 2 Year/6 Month LIBOR	2,680	586,112,502	53.37	7.445	355	82.78	84.35
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only	5	1,232,588	0.11	6.442	352	83.68	83.68
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only	962	274,758,391	25.02	6.122	355	79.27	79.95
ARM - 3 Year/6 Month LIBOR	60	14,785,628	1.35	6.957	355	82.69	83.77
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only	55	16,483,591	1.50	5.944	355	77.45	78.74
ARM - 5 Year/6 Month LIBOR	30	8,443,557	0.77	6.777	355	80.88	75.00
Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	81.91

Top

3. Range of Gross Interest Rates (%)

			% of Mortgage	Weighted	Weighted		Weighted
Range of			Loan Pool by	Average	Average	Weighted	Average
Gross	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Original LTV
Interest	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	for First
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV	Lien w SS
4.000% - 4.999%	21	7,881,861	0.72	4.990	354	77.31	79.32
5.000% - 5.999%	685	216,373,091	19.70	5.752	355	78.51	79.97
6.000% - 6.999%	1,342	359,089,733	32.70	6.512	354	81.25	81.23
7.000% - 7.999%	1,271	269,216,572	24.51	7.560	354	83.36	84.66
8.000% - 8.999%	1,066	139,629,860	12.71	8.484	353	85.22	85.90
9.000% - 9.999%	607	54,345,329	4.95	9.494	350	87.88	82.08
10.000% - 10.999%	527	31,554,859	2.87	10.581	342	91.33	69.20
11.000% - 11.999%	399	17,147,794	1.56	11.321	326	92.05	0.00
12.000% - 12.999%	152	2,970,448	0.27	12.324	246	89.30	0.00
13.000% - 13.999%	4	48,144	0.00	13.298	143	90.70	0.00
Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	81.91
Minimum: 4.990%
Maximum: 13.750%
Weighted Average: 7.215%

Top

4. Range of Cut-off Date Principal Balances ($)

			% of Mortgage	Weighted	Weighted		Weighted
Range of			Loan Pool by	Average	Average	Weighted	Average
Cut-off	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Original LTV
Date Principal	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	for First
Balances ($)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV	Lien w SS
$1 - $25,000	447	6,282,376	0.57	10.926	187	97.63	0.00
$25,001 - $50,000	655	23,805,664	2.17	10.089	340	98.98	80.00
$50,001 - $75,000	519	32,041,000	2.92	9.440	352	93.79	83.13
$75,001 - $100,000	544	47,817,930	4.35	8.634	352	87.67	83.35
$100,001 - $125,000	534	60,294,642	5.49	7.993	353	85.25	84.22
$125,001 - $150,000	473	65,026,240	5.92	7.734	353	82.80	83.42
$150,001 - $175,000	463	74,766,823	6.81	7.396	353	82.14	83.54
$175,001 - $200,000	372	69,806,274	6.36	7.215	354	79.10	82.03
$200,001 - $225,000	273	58,118,809	5.29	7.086	355	80.25	82.24
$225,001 - $250,000	233	55,230,242	5.03	6.980	355	80.48	81.92
$250,001 - $275,000	206	53,967,456	4.91	6.924	353	81.10	82.16
$275,001 - $300,000	199	57,498,572	5.24	6.895	354	80.37	81.83
$300,001 - $325,000	195	60,752,701	5.53	6.774	354	81.67	82.24
$325,001 - $350,000	150	50,644,100	4.61	6.720	355	81.35	81.55
$350,001 - $375,000	126	45,695,720	4.16	6.735	355	81.36	80.94
$375,001 - $400,000	130	50,538,779	4.60	6.665	354	82.05	81.11
$400,001 - $425,000	103	42,528,017	3.87	6.693	355	82.69	81.27
$425,001 - $450,000	70	30,642,233	2.79	6.552	355	82.50	81.22
$450,001 - $475,000	72	33,289,961	3.03	6.560	355	81.42	80.50
$475,001 - $500,000	69	33,753,258	3.07	6.560	355	82.12	80.59
$500,001 - $750,000	232	138,235,228	12.59	6.678	354	80.37	80.26
$750,001 - $1,000,000	9	7,521,666	0.68	6.047	354	76.92	0.00
Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	81.91
Minimum: $179
Maximum: $970,089
Average: $180,813

Top

5. Original Terms (month)

			% of Mortgage	Weighted	Weighted		Weighted
			Loan Pool by	Average	Average	Weighted	Average
Original	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Original LTV
Terms	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	for First
(month)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV	Lien w SS
60	27	243,400	0.02	11.863	54	94.24	0.00
120	181	1,928,329	0.18	11.143	114	94.07	0.00
180	138	4,339,167	0.40	9.160	174	84.01	0.00
240	204	7,579,972	0.69	9.296	235	88.92	52.50
300	1	114,133	0.01	6.990	294	35.28	0.00
360	5,523	1,084,052,689	98.71	7.184	355	82.45	81.91
Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	81.91
Minimum: 60
Maximum: 360
Weighted Average: 358

Top

6. Range of Remaining Terms (month)

			% of Mortgage	Weighted	Weighted		Weighted
Range of			Loan Pool by	Average	Average	Weighted	Average
Remaining	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Original LTV
Terms	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	for First
(month)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV	Lien w SS
1 - 60	27	243,400	0.02	11.863	54	94.24	0.00
61 - 120	181	1,928,329	0.18	11.143	114	94.07	0.00
121 - 180	138	4,339,167	0.40	9.160	174	84.01	0.00
181 - 240	204	7,579,972	0.69	9.296	235	88.92	52.50
241 - 300	1	114,133	0.01	6.990	294	35.28	0.00
301 - 360	5,523	1,084,052,689	98.71	7.184	355	82.45	81.91
Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	81.91
Minimum: 53
Maximum: 360
Weighted Average: 353

Top

7. Range of Combined Original LTV Ratios (%)

			% of Mortgage	Weighted	Weighted		Weighted
Range of			Loan Pool by	Average	Average	Weighted	Average
Combined	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Original LTV
Original	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	for First
LTV Ratios (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV	Lien w SS
15.01% - 20.00%	1	69,602	0.01	9.850	233	16.17	0.00
20.01% - 25.00%	3	351,280	0.03	6.199	355	21.88	0.00
25.01% - 30.00%	5	656,177	0.06	6.875	355	26.76	0.00
30.01% - 35.00%	10	1,288,982	0.12	7.165	355	32.48	33.33
35.01% - 40.00%	14	2,147,925	0.20	7.779	335	37.96	0.00
40.01% - 45.00%	22	3,698,244	0.34	7.287	342	42.60	0.00
45.01% - 50.00%	29	5,788,747	0.53	7.541	351	48.26	49.67
50.01% - 55.00%	45	9,009,299	0.82	7.340	349	52.70	53.20
55.01% - 60.00%	56	14,314,535	1.30	7.015	351	57.92	59.79
60.01% - 65.00%	132	31,752,004	2.89	7.729	352	63.79	64.97
65.01% - 70.00%	156	38,556,134	3.51	7.663	353	68.85	68.75
70.01% - 75.00%	187	43,584,556	3.97	7.631	354	73.91	74.13
75.01% - 80.00%	2,001	503,336,930	45.83	6.604	354	79.86	79.97
80.01% - 85.00%	404	93,286,819	8.49	7.034	355	84.57	84.71
85.01% - 90.00%	1,011	209,551,531	19.08	7.225	355	89.83	89.96
90.01% - 95.00%	370	30,688,209	2.79	7.992	337	94.84	94.31
95.01% - 100.00%	1,628	110,176,715	10.03	9.440	346	99.95	0.00
Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	81.91
Minimum: 16.17%
Maximum: 100.00%
Weighted Average: 82.51%

Top

8. Range of Gross Margins (%)

			% of Mortgage	Weighted	Weighted		Weighted
Range			Loan Pool by	Average	Average	Weighted	Average
of	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Original LTV
Gross	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	for First
Margins (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV	Lien w SS
Fixed Rate Loans	2,282	196,441,433	17.89	8.206	343	86.75	79.63
5.501% - 6.000%	29	10,453,970	0.95	5.041	354	77.97	79.58
6.001% - 6.500%	144	50,948,614	4.64	5.408	355	77.92	80.03
6.501% - 7.000%	3,619	840,413,674	76.52	7.119	355	81.86	82.17
Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	81.91
Non-Zero Minimum: 5.910%
Maximum: 6.990%
Non-Zero Weighted Average: 6.911%

Top

9. Range of Minimum Mortgage Rates (%)

Range			% of Mortgage	Weighted	Weighted		Weighted
of			Loan Pool by	Average	Average	Weighted	Average
Minimum	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Original LTV
Mortgage	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	for First
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV	Lien w SS
Fixed Rate Loans	2,282	196,441,433	17.89	8.206	343	86.75	79.63
4.501% - 5.000%	23	8,717,072	0.79	4.991	354	77.57	79.44
5.001% - 5.500%	130	44,970,144	4.09	5.353	355	78.24	80.04
5.501% - 6.000%	499	154,201,779	14.04	5.849	355	79.20	80.03
6.001% - 6.500%	600	163,358,127	14.87	6.317	355	81.26	80.68
6.501% - 7.000%	524	138,072,909	12.57	6.808	355	83.82	82.39
7.001% - 7.500%	505	116,861,402	10.64	7.337	355	84.38	84.85
7.501% - 8.000%	680	138,034,194	12.57	7.804	355	83.19	84.94
8.001% - 8.500%	373	62,982,564	5.73	8.287	355	83.83	86.37
8.501% - 9.000%	235	38,344,256	3.49	8.771	355	79.86	82.40
9.001% - 9.500%	97	15,429,475	1.40	9.280	355	79.50	82.62
9.501% - 10.000%	59	9,253,393	0.84	9.837	355	70.64	81.18
10.001% - 10.500%	24	3,877,145	0.35	10.352	355	68.68	69.20
10.501% - 11.000%	23	4,205,207	0.38	10.821	355	65.96	0.00
11.001% - 11.500%	10	1,979,936	0.18	11.323	354	62.77	0.00
11.501% - 12.000%	8	1,233,347	0.11	11.819	355	58.86	0.00
12.001% - 12.500%	2	295,308	0.03	12.368	354	65.00	0.00
Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	81.91
Non-Zero Minimum: 4.990%
Maximum: 12.500%
Non-Zero Weighted Average: 6.999%

Top

10. Range of Maximum Mortgage Rates (%)

Range			% of Mortgage	Weighted	Weighted		Weighted
of			Loan Pool by	Average	Average	Weighted	Average
Maximum	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Original LTV
Mortgage	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	for First
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV	Lien w SS
Fixed Rate Loans	2,282	196,441,433	17.89	8.206	343	86.75	79.63
11.501% - 12.000%	23	8,717,072	0.79	4.991	354	77.57	79.44
12.001% - 12.500%	130	44,970,144	4.09	5.353	355	78.24	80.04
12.501% - 13.000%	499	154,201,779	14.04	5.849	355	79.20	80.03
13.001% - 13.500%	599	162,954,898	14.84	6.317	355	81.26	80.69
13.501% - 14.000%	524	138,380,756	12.60	6.806	355	83.81	82.38
14.001% - 14.500%	506	116,956,784	10.65	7.337	355	84.38	84.85
14.501% - 15.000%	680	138,034,194	12.57	7.804	355	83.19	84.94
15.001% - 15.500%	373	62,982,564	5.73	8.287	355	83.83	86.37
15.501% - 16.000%	235	38,344,256	3.49	8.771	355	79.86	82.40
16.001% - 16.500%	97	15,429,475	1.40	9.280	355	79.50	82.62
16.501% - 17.000%	59	9,253,393	0.84	9.837	355	70.64	81.18
17.001% - 17.500%	24	3,877,145	0.35	10.352	355	68.68	69.20
17.501% - 18.000%	23	4,205,207	0.38	10.821	355	65.96	0.00
18.001% - 18.500%	10	1,979,936	0.18	11.323	354	62.77	0.00
18.501% - 19.000%	8	1,233,347	0.11	11.819	355	58.86	0.00
19.001% - 19.500%	2	295,308	0.03	12.368	354	65.00	0.00
Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	81.91
Non-Zero Minimum: 11.990%
Maximum: 19.500%
Non-Zero Weighted Average: 13.999%

Top

11. Initial Cap (%)

			% of Mortgage	Weighted	Weighted		Weighted
			Loan Pool by	Average	Average	Weighted	Average
	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Original LTV
	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	for First
Initial Cap (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV	Lien w SS
Fixed Rate Loans	2,282	196,441,433	17.89	8.206	343	86.75	79.63
3.00%	3,792	901,816,257	82.11	6.999	355	81.59	81.96
Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	81.91
Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%

Top

12. Periodic Cap (%)

			% of Mortgage	Weighted	Weighted		Weighted
			Loan Pool by	Average	Average	Weighted	Average
	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Original LTV
Periodic	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	for First
Cap (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV	Lien w SS
Fixed Rate Loans	2,282	196,441,433	17.89	8.206	343	86.75	79.63
1.50%	3,792	901,816,257	82.11	6.999	355	81.59	81.96
Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	81.91
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%

Top

13. Next Rate Adjustment Date

			% of Mortgage	Weighted	Weighted		Weighted
Next			Loan Pool by	Average	Average	Weighted	Average
Rate	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Original LTV
Adjustment	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	for First
Date	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV	Lien w SS
Fixed Rate Loans	2,282	196,441,433	17.89	8.206	343	86.75	79.63
Dec-06	4	1,079,492	0.10	6.972	351	91.49	79.31
Jan-07	7	1,613,623	0.15	7.115	352	84.47	80.00
Feb-07	137	33,942,414	3.09	7.069	353	81.40	81.96
Mar-07	387	95,071,484	8.66	6.768	354	79.77	81.17
Apr-07	3,110	729,882,859	66.46	7.052	355	81.89	82.16
May-07	1	313,574	0.03	6.550	356	90.00	0.00
Dec-07	1	200,035	0.02	7.990	360	73.09	0.00
Feb-08	7	1,680,204	0.15	6.734	353	80.29	80.00
Mar-08	10	2,338,309	0.21	5.963	354	75.32	80.00
Apr-08	98	27,250,706	2.48	6.443	355	80.30	80.33
Feb-10	1	159,110	0.01	7.250	353	80.00	0.00
Apr-10	29	8,284,446	0.75	6.768	355	80.89	75.00
Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	81.91
Non-Zero Weighted Average: 2007-04-18

Top

14. Geographical Distribution

			% of Mortgage	Weighted	Weighted		Weighted
			Loan Pool by	Average	Average	Weighted	Average
	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Original LTV
Geographical	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	for First
Distribution	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV	Lien w SS
California	1,344	345,428,842	31.45	6.738	354	80.83	80.45
New York	423	113,017,628	10.29	7.189	353	81.65	81.38
Florida	736	100,651,979	9.16	7.527	351	83.46	82.39
New Jersey	344	82,193,977	7.48	7.455	352	81.13	82.74
Maryland	306	57,814,955	5.26	7.370	353	82.26	82.01
Illinois	343	50,311,291	4.58	7.590	352	85.06	84.36
Massachusetts	200	40,307,625	3.67	7.310	353	82.21	82.06
Virginia	195	32,308,390	2.94	7.528	353	83.95	81.53
Georgia	297	31,911,462	2.91	7.656	351	86.03	84.58
Colorado	164	21,529,333	1.96	6.835	353	84.19	81.86
Hawaii	85	20,023,884	1.82	7.078	348	83.32	80.58
Other	1,637	202,758,324	18.46	7.566	352	84.43	83.52
Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	81.91
Number of States Represented: 42

Top

15. Occupancy

			% of Mortgage	Weighted	Weighted		Weighted
			Loan Pool by	Average	Average	Weighted	Average
	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Original LTV
	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	for First
Occupancy	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV	Lien w SS
Primary	5,571	1,022,624,603	93.11	7.184	353	82.42	81.61
Investment	455	66,064,572	6.02	7.653	351	84.27	86.95
Second Home	48	9,568,515	0.87	7.492	352	80.20	87.26
Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	81.91

Top

16. Property Types

			% of Mortgage	Weighted	Weighted		Weighted
			Loan Pool by	Average	Average	Weighted	Average
	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Original LTV
Property	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	for First
Types	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV	Lien w SS
Single Family Residence	5,053	900,382,241	81.98	7.208	353	82.32	81.95
2-4 Family	570	129,377,488	11.78	7.242	353	83.43	82.16
Condo	451	68,497,960	6.24	7.242	353	83.40	81.16
Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	81.91

Top

17. Loan Purpose

			% of Mortgage	Weighted	Weighted		Weighted
			Loan Pool by	Average	Average	Weighted	Average
	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Original LTV
Loan	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	for First
Purpose	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV	Lien w SS
Refinance - Cashout	2,495	547,115,090	49.82	7.186	353	79.74	82.21
Purchase	3,552	545,582,011	49.68	7.243	352	85.29	81.81
Refinance - Rate Term	27	5,560,589	0.51	7.239	353	83.65	85.06
Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	81.91

Top

18. Documentation Level

			% of Mortgage	Weighted	Weighted		Weighted
			Loan Pool by	Average	Average	Weighted	Average
	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Original LTV
Documentation	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	for First
Level	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV	Lien w SS
Full Documentation	4,179	685,606,879	62.43	7.020	352	83.51	82.65
Stated Documentation	1,766	377,823,782	34.40	7.579	353	80.98	79.91
Easy Documentation	129	34,827,029	3.17	7.082	354	79.70	87.89
Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	81.91

Top

19. Original Prepayment Penalty Term (months)

			% of Mortgage	Weighted	Weighted		Weighted
Original			Loan Pool by	Average	Average	Weighted	Average
Prepayment	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Original LTV
Penalty	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	for First
Term (months)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV	Lien w SS
0	1,500	226,598,322	20.63	7.634	351	83.50	82.93
12	705	143,009,410	13.02	7.340	352	82.66	81.94
24	3,349	625,980,258	57.00	7.115	354	82.71	81.74
36	520	102,669,700	9.35	6.720	352	78.94	80.62
Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	81.91
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23

Top

20. Lien Position

			% of Mortgage	Weighted	Weighted		Weighted
			Loan Pool by	Average	Average	Weighted	Average
	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Original LTV
Lien	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	for First
Position	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV	Lien w SS
1st Lien	4,259	1,008,041,430	91.79	6.971	354	80.99	81.91
2nd Lien	1,815	90,216,260	8.21	9.940	337	99.50	0.00
Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	81.91

Top

21. FICO Score

			% of Mortgage	Weighted	Weighted		Weighted
			Loan Pool by	Average	Average	Weighted	Average
	Number of	Aggregate	Aggregate	Gross	Remaining	Average	Original LTV
FICO	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined	for First
Score	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV	Lien w SS
500 - 500	6	1,238,205	0.11	8.269	355	71.06	0.00
501 - 520	214	45,572,811	4.15	8.534	354	74.08	75.66
521 - 540	293	61,781,640	5.63	8.082	355	74.75	79.31
541 - 560	412	83,219,938	7.58	7.740	354	81.29	88.72
561 - 580	456	78,562,273	7.15	7.712	353	83.09	88.38
581 - 600	835	123,641,678	11.26	7.318	352	83.46	83.11
601 - 620	701	117,035,454	10.66	7.080	353	83.93	82.11
621 - 640	766	122,360,746	11.14	7.132	352	83.76	80.61
641 - 660	752	122,629,017	11.17	6.961	353	84.25	80.55
661 - 680	587	108,302,639	9.86	6.856	353	83.14	80.28
681 - 700	450	95,849,834	8.73	6.712	353	83.82	80.62
701 - 720	256	58,391,184	5.32	6.745	353	83.34	80.43
721 - 740	160	35,274,626	3.21	6.805	354	83.99	81.08
741 - 760	102	23,584,926	2.15	6.592	354	82.42	80.23
761 - 780	45	11,047,657	1.01	6.728	355	82.55	81.11
781 - 800	34	8,073,678	0.74	6.652	355	81.70	80.57
801 >=	5	1,691,383	0.15	7.060	298	83.19	80.00
Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	81.91
Minimum: 500
Maximum: 813
Weighted Average: 627

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange

Interest Only Loans

			% of
			Mortgage
			Loan Pool by
		Aggregate	Aggregate	Weighted	Weighted
	Number	Cut-off	Cut-off	Average	Average	Weighted
	of	Date	Date	Gross	Remaining	Average
	Mortgage	Principal	Principal	Interest	Term	Original
Back Debt to Income Ratio IO Loans Only	Loans	Balance	Balance	Rate	(months)	LTV (%)
0.00 - 9.99	4	$1,051,269	0.36	6.019	355	80.00
10.00 - 19.99	12	3,303,528	1.13	6.257	354	77.90
20.00 - 24.99	21	6,098,639	2.09	6.058	355	77.82
25.00 - 29.99	45	14,361,130	4.91	6.115	355	77.62
30.00 - 34.99	77	18,668,446	6.38	6.221	355	78.25
35.00 - 39.99	142	40,835,667	13.96	6.209	355	78.86
40.00 - 44.99	247	75,224,711	25.72	6.126	355	79.58
45.00 - 49.99	466	131,169,581	44.85	6.061	355	79.45
50.00 - 54.99	7	1,681,600	0.57	5.983	355	80.00
55.00 >=	1	80,000	0.03	5.800	355	64.00
Total:	1,022	$292,474,571	100.00	6.113	355	79.18
Minimum: 5.16
Maximum: 55.66
Weighted Average: 42.21

Loans w/ Silent Seconds

			% of
			Mortgage
			Loan Pool by
		Aggregate	Aggregate	Weighted	Weighted
	Number	Cut-off	Cut-off	Average	Average	Weighted
	of	Date	Date	Gross	Remaining	Average
	Mortgage	Principal	Principal	Interest	Term	Original
Back Debt to Income Ratio Silent Seconds	Loans	Balance	Balance	Rate	(months)	LTV (%)
0.00 - 9.99	10	$2,565,952	0.53	6.678	355	75.93
10.00 - 19.99	24	4,683,374	0.96	6.992	355	84.07
20.00 - 24.99	43	9,002,571	1.85	6.705	355	81.73
25.00 - 29.99	91	21,206,841	4.36	6.607	355	82.66
30.00 - 34.99	166	29,880,639	6.14	6.81	355	82.29
35.00 - 39.99	309	67,440,237	13.85	6.753	355	81.68
40.00 - 44.99	497	124,019,360	25.48	6.649	355	81.7
45.00 - 49.99	856	208,789,680	42.89	6.486	355	81.67
50.00 - 54.99	98	19,177,655	3.94	7.053	354	85.57
Total:	2,094	$486,766,308	100	6.622	355	81.91
Minimum: 5.16
Maximum: 55.00
Weighted Average: 42.55